                                                                   EXHIBIT 99.1








                        Global Interactive Gaming Limited

                      REPORT AND GROUP FINANCIAL STATEMENTS


                            31 December 2001 and 2000



                                               Company Registration No. 3997060

Global Interactive Gaming Limited
DIRECTORS AND OFFICERS
-------------------------------------------------------------------------------

DIRECTORS

B Albanese
B Mindes

SECRETARY

MG Lunjevich

REGISTERED OFFICE

30th Floor, Centre Point Tower
103 New Oxford Street
London WC1A 1DD

AUDITORS

Baker Tilly
Registered Auditor
Chartered Accountants
2 Bloomsbury Street
London WC1B 3ST



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Baker Tilly                                                              Page 1

Global Interactive Gaming Limited
DIRECTORS' REPORT
-------------------------------------------------------------------------------



The directors submit their report and the group financial statements of Global Interactive Gaming Limited for the years ended 31 December 2001 and 2000.

PRINCIPAL ACTIVITIES

The principal activity of the company and of the group during the year was providing an interactive gaming service to licensed bookmakers. Our solution allows consumers to respond to a continually updated series of betting propositions.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

During the year the company has been developing software to integrate its production onto several distribution platforms, together with development of products for sports other than football.

EVENTS SINCE THE END OF THE YEAR

On 31 July 2002, all of the outstanding share capital of the company was acquired by Interactive Systems Worldwide Inc., a publicly quoted company which trades on the NASDAQ Exchange and is incorporated in the United States. Interactive Systems Worldwide Inc. is the company's licensor of certain patented technology.

DIVIDENDS

The directors do not recommend the payment of a dividend.

DIRECTORS

The following directors have held office since 1 January 2001:

B Albanese            (appointed 31 July 2002)
B Mindes              (appointed 31 July 2002)
CG Blazer             (resigned 31 July 2002)
P Sprogis             (resigned 31 July 2002)
J Wigley              (resigned 30 April 2002)
CJH Zwaard            (appointed 11 February 2002; resigned 31 July 2002)

DIRECTORS' INTERESTS IN SHARES

None of the directors held any interest in the shares of the parent company during the year.

AUDITORS

HW Fisher & Company have resigned as auditors and Baker Tilly, Chartered Accountants, have been appointed in their place. A resolution to reappoint Baker Tilly as auditors will be put to the members at the annual general meeting.

By order of the board

MG Lunjevich
Secretary

11 October 2002

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Baker Tilly                                                              Page 2

Global Interactive Gaming Limited
DIRECTORS' RESPONSIBILITIES IN THE PREPARATION
OF FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to:

a.       select suitable accounting policies and then apply them consistently;

b.       make judgements and estimates that are reasonable and prudent;

c. prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the requirements of the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.





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Baker Tilly                                                              Page 3

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF GLOBAL INTERACTIVE GAMING LIMITED

We have audited the financial statements on pages 5 to 19.

Respective responsibilities of directors and auditors
The directors' responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the Statement of Directors'
Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read other information contained in the Annual Report, and consider whether it is consistent with the audited financial statements. This other information comprises only the Directors' Report. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any other information.

Basis of opinion
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board in the United Kingdom and in accordance with auditing standards generally accepted in the United States of America. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group at 31 December 2001 and 2000 and of its loss for the year ended 31 December 2001, the loss for the period from 15 May 2000 (inception) to 31 December 2000 and the cumulative loss for the period from 15 May 2000 (inception) to 31 December 2001 and the reconciliation of the loss for all these periods to the loss calculated according to generally accepted accounting principles accepted in the United States of America and have been properly prepared in accordance with the Companies Act 1985.

BAKER TILLY

Registered Auditor
Chartered Accountants
2 Bloomsbury Street
London WC1B 3ST

11 October 2002



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Baker Tilly                                                              Page 4

Global Interactive Gaming Limited
CONSOLIDATED PROFIT AND LOSS ACCOUNTS
for the years ended 31 December 2001 and 2000


                                                           Notes                                     Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                     Cumulative            2001             2000
                                                                        (pound)         (pound)          (pound)
Administrative expenses                                              (3,956,305)     (3,257,308)        (698,997)
                                                                     ----------      ----------         --------

OPERATING LOSS                                                       (3,956,305)     (3,257,308)        (698,997)

Investment income                                             1         225,383         160,643           64,740
Interest payable and similar charges                          2        (751,142)       (634,945)        (116,197)
                                                                     ----------      ----------         --------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION
                                                              3      (4,482,064)     (3,731,610)        (750,454)

Taxation                                                      5               -               -                -
                                                                     ----------      ----------         --------
RETAINED LOSS ON ORDINARY ACTIVITIES AFTER TAXATION
                                                             13      (4,482,064)     (3,731,610)        (750,454)
                                                                     ==========      ==========         ========



The operating loss for the year arises from the company's continuing operations.

No separate statement of Total Recognised Gains and Losses has been presented as all such gains and losses have been dealt with in the profit and loss account.




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Baker Tilly                                                              Page 5

Global Interactive Gaming Limited
CONSOLIDATED BALANCE SHEETS
31 December 2001 and 2000
-------------------------------------------------------------------------------


                                                       Notes             2001             2000
                                                                      (pound)          (pound)
FIXED ASSETS
Intangible assets                                          6        6,232,757        2,221,066
Tangible assets                                            7          203,423          114,175
                                                                   ----------       ----------
                                                                    6,436,180        2,335,241
                                                                   ----------       ----------

CURRENT ASSETS
Debtors                                                    9           52,744            7,960
Cash at bank and in hand                                            4,549,089        3,526,963
                                                                   ----------       ----------
                                                                    4,601,833        3,534,923

CREDITORS: Amounts falling due within one year            10       (1,191,127)      (6,620,616)
                                                                   ----------       ----------
NET CURRENT ASSETS/(LIABILITIES)                                    3,410,706       (3,085,693)
                                                                   ----------       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                               9,846,886         (750,452)
                                                                   ==========       ==========

CAPITAL AND RESERVES
Called up share capital                                   11           14,800                2
Share premium account                                     12       14,314,150                -
Profit and loss account                                   13       (4,482,064)        (750,454)
                                                                   ----------       ----------
SHAREHOLDERS' FUNDS                                       14        9,846,886         (750,452)
                                                                   ==========       ==========



Approved by the board on 14 October 2002


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Baker Tilly                                                              Page 6

Global Interactive Gaming Limited
COMPANY BALANCE SHEETS
31 December 2001 and 2000
-------------------------------------------------------------------------------


                                                       Notes             2001             2000
                                                                      (pound)          (pound)
FIXED ASSETS
Intangible assets                                          6        6,232,757        2,221,066
Tangible assets                                            7          203,423          114,175
Investments                                                8                1                -
                                                                   ----------       ----------
                                                                    6,436,181        2,335,241
                                                                   ----------       ----------

CURRENT ASSETS
Debtors                                                    9           71,481            7,960
Cash at bank and in hand                                            4,549,089        3,526,963
                                                                   ----------       ----------
                                                                    4,620,570        3,534,923

CREDITORS: Amounts falling due within one year            10       (1,189,827)      (6,620,616)
                                                                   ----------       ----------
NET CURRENT ASSETS/(LIABILITIES)                                    3,430,743       (3,085,693)
                                                                   ----------       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                               9,866,924         (750,452)
                                                                   ==========       ==========

CAPITAL AND RESERVES
Called up share capital                                   11           14,800                2
Share premium account                                     12       14,314,150                -
Profit and loss account                                   13       (4,462,026)        (750,454)
                                                                   ----------       ----------
SHAREHOLDERS' FUNDS                                       14        9,866,924         (750,452)
                                                                   ==========       ==========



Approved by the board on 14 October 2002


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Baker Tilly                                                              Page 7

Global Interactive Gaming Limited
CONSOLIDATED CASH FLOW STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


                                                         Notes                                       Period from
                                                                                      Year ended    15 May to 31
                                                                                     31 December        December
                                                                      Cumulative            2001            2000
                                                                         (pound)         (pound)         (pound)
Net cash flow from operating activities                    17a        (3,001,932)     (8,924,514)      5,922,582

Returns on investments and servicing of finance            17b          (525,759)       (474,302)        (51,457)

Taxation                                                                                       -               -

Capital expenditure and servicing of finance               17b        (6,252,170)     (3,908,006)     (2,344,164)

Financing                                                  17b        14,328,950      14,328,948               2
                                                                      ----------      ----------       ---------

INCREASE IN CASH IN THE YEAR                                           4,549,089       1,022,126       3,526,963
                                                                      ==========      ==========       =========



RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                                                                            2001            2000
                                                                                         (pound)         (pound)

Increase in cash in the year                                                           1,022,126       3,526,963

NET FUNDS AT 1 JANUARY 2001                                                            3,526,963               -
                                                                                      ----------       ---------
NET FUNDS AT 31 DECEMBER 2001                                                          4,549,089       3,526,963
                                                                                      ==========       =========



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Baker Tilly                                                              Page 8

Global Interactive Gaming Limited
ACCOUNTING POLICIES
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


BASIS OF ACCOUNTING
The financial statements have been prepared under the historical cost convention, and in accordance with applicable accounting standards.

BASIS OF CONSOLIDATION
The consolidated financial statements incorporate those of Global Interactive Gaming Limited and all of its subsidiary undertakings for the year. All financial statements are made up to 31 December.

PURCHASED GOODWILL
The business was originally set up in the Swiss company KirchSport AG (formerly Interactive Gaming AG). On 31 August 2000, Global Interactive Gaming Limited acquired all the assets and liabilities of KirchSport AG. By that time the main balance sheet items were capitalised license fees for betting software, a deposit in an escrow account and the liabilities against Prisma iVentures AG (shareholder) due to the funding payments.

Goodwill represents the cost of the license acquired by Global Interactive Gaming Limited from Interactive Systems Worldwide Inc in March 2000 and which is now held by the company.

Goodwill is stated at cost and written off evenly over 20 years as in the opinion of the directors this represents the period over which the goodwill is effective.

TANGIBLE FIXED ASSETS
Tangible fixed assets are stated at historical cost less depreciation.

Depreciation is provided on all tangible fixed assets at rates calculated to write each asset down to its estimated residual value evenly over its expected useful life, as follows:-
Leasehold improvements                                       over 10 years
Computer equipment                                           25% straight line
Fixtures, fittings and equipment                             15% straight line

INVESTMENTS
Fixed asset investments are stated at cost less provisions for diminution in value.

DEVELOPMENT COSTS AND LICENSE COSTS
Development costs and license costs relating to the interactive wagering service brand named "Fizzplay" are stated at cost. Amortisation will be provided for at rates calculated to write off the costs over the expected useful life once Fizzplay has been launched. License costs relating to capitalised organisation costs have been written off in the year ended 31 December 2001 as they were no longer considered to have a value.

LEASING
Rental payments under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

FOREIGN CURRENCIES
Assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to the profit and loss account.

Assets, liabilities, and results of overseas subsidiaries are translated at the rate ruling at the balance sheet date. Exchange differences arising are dealt with through reserves.


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Baker Tilly                                                              Page 9

Global Interactive Gaming Limited
ACCOUNTING POLICIES
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


PENSION CONTRIBUTIONS
For defined contribution schemes the amount charged to the profit and loss account in respect of pension costs and other post retirement benefits is the contributions payable in the year. Differences between contributions payable in the year and contributions actually paid are shown as either accruals or prepayments in the balance sheet.

COMPARATIVES
The comparative results are for a short accounting period as the company was incorporated on 15 May 2000.











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Baker Tilly                                                              Page 10

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


1         INVESTMENT INCOME                                                                          Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                     Cumulative            2001             2000
                                                                        (pound)         (pound)          (pound)

          Bank interest receivable                                      225,383         160,643           64,740
                                                                     ==========      ==========        =========

2         INTEREST PAYABLE                                                                           Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                     Cumulative            2001             2000
                                                                        (pound)         (pound)          (pound)

          Other loans                                                   751,142         634,945          116,197
                                                                     ==========      ==========        =========

3        LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                                                 Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                     Cumulative            2001             2000
                                                                        (pound)          (pound)         (pound)
         Loss on ordinary activities before taxation is
         stated after charging/(crediting):
         Depreciation and amounts written off tangible
         fixed assets:
          Charge for the year:
              owned assets                                               33,798          29,940            3,858
         Amortisation of intangible fixed assets                        190,439         185,374            5,065
         Operating lease rentals:
           Other                                                        122,967          62,500           60,467
         Exchange (gains)/losses                                        115,443         (36,764)         152,207
         Auditors' remuneration                                           9,825           7,875            1,950
                                                                     ==========      ==========        =========




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Baker Tilly                                                              Page 11

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


4        EMPLOYEES                                                                         2001             2000
                                                                                            No.              No.
         The average monthly number of persons (including directors)
         employed by the company during the year was:
              Office and management                                                           7                3
                                                                                     ==========        =========

                                                                                                     Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                    Cumulative             2001             2000
                                                                       (pound)          (pound)          (pound)
         Staff costs for the above persons:
              Wages and salaries                                       953,306          822,350          130,956
              Social security costs                                     84,032           79,617            4,415
              Other pension costs                                       15,509           15,509                -

                                                                     ---------       ----------        ---------
                                                                     1,052,847          917,476          135,371
                                                                     =========       ==========        =========

                                                                                                     Period from
                                                                                     Year ended     15 May to 31
                                                                                    31 December         December
                                                                    Cumulative             2001             2000
                                                                       (pound)          (pound)          (pound)
          DIRECTORS' EMOLUMENTS
          Emoluments                                                    18,738           18,738                -
                                                                     =========       ==========        =========

5        TAXATION

         There is no tax charge due to the loss incurred during the year
         (2000:(pound)Nil).



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Baker Tilly                                                              Page 12

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


6          INTANGIBLE FIXED ASSETS

                                                                                           Licence
           GROUP AND COMPANY                              Development       Goodwill         costs         Total
                                                              (pound)        (pound)       (pound)       (pound)
           Cost
           1 January 2001                                           -        197,972     2,028,159     2,226,131
           Additions                                          331,571              -     3,865,494     4,197,065

                                                           ----------      ---------     ---------     ---------
           31 December 2001                                   331,571        197,972     5,893,653     6,423,196

                                                           ----------      ---------     ---------     ---------

           Amortisation
           1 January 2001                                           -          2,475         2,590         5,065
           Charged in the year                                      -          9,900       175,474       185,374

                                                           ----------      ---------     ---------     ---------
           31 December 2001                                         -         12,375       178,064       190,439

                                                           ----------      ---------     ---------     ---------
           Net book value
           31 December 2001                                   331,571        185,597     5,715,589     6,232,757

                                                           ==========      =========     =========     =========

           31 December 2000                                         -        195,497     2,025,569     2,221,066

                                                           ==========      =========     =========     =========


7         TANGIBLE FIXED ASSETS

                                                                                         Fixtures,
           GROUP AND COMPANY                                 Leasehold      Computer    fittings &
                                                          improvements     equipment     equipment         Total
                                                               (pound)       (pound)       (pound)       (pound)
           Cost
           1 January 2001                                       76,361        26,260        15,412       118,033
           Additions                                            42,675        65,854        10,659       119,188

                                                           ----------      ---------     ---------     ---------
           31 December 2001                                   119,036         92,114        26,071       237,221

                                                           ----------      ---------     ---------     ---------
           Depreciation
           1 January 2001                                       1,909          1,152           797         3,858
           Charged in the year                                 10,780         17,034         2,126        29,940

                                                           ----------      ---------     ---------     ---------
           31 December 2001                                    12,689         18,186         2,923        33,798

                                                           ----------      ---------     ---------     ---------
           Net book value
           31 December 2001                                   106,347         73,928        23,148       203,423

                                                           ==========      =========     =========     =========

           31 December 2000                                    74,452         25,108        14,615       114,175

                                                           ==========      =========     =========     =========




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Baker Tilly                                                              Page 13

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


8        FIXED ASSETS INVESTMENTS
                                                                                                       Shares in
                                                                                                      subsidiary
         COMPANY                                                                                    undertakings
                                                                                                         (pound)
         Cost
         1 January 2001                                                                                        -
         Additions                                                                                             1

                                                                                                       ---------
         31 December 2001                                                                                      1
                                                                                                       =========

         FIXED ASSET INVESTMENTS

         The company holds more than 20% of the equity of the following undertakings:


         Subsidiary undertaking                                                       Country of
                                                       Class of       Proportion   incorporation/           Nature of
                                                        holding            held      registration            business

         Brightform Limited                            Ordinary            100%                UK         Interactive
                                                                                                      gaming services
         Global Interactive Gaming LLC                 Ordinary            100%               USA             Dormant

                                                                    Group                            Company
9        DEBTORS                                               2001           2000            2001               2000
                                                            (pound)        (pound)         (pound)            (pound)
         Due within one year:
         Other debtors                                        7,390          7,960           7,390              7,960
         Amounts due from group undertakings                      -              -          18,737                  -
         Prepayments and accrued income                      45,354              -          45,354                  -
                                                         ----------      ---------       ---------          ---------
                                                             52,744          7,960          71,481              7,960

                                                         ==========      =========       =========          =========

                                                                    Group                              Company
10       CREDITORS: Amounts falling due within one             2001           2000            2001               2000
         year                                               (pound)        (pound)         (pound)            (pound)

         Trade creditors                                    334,764         92,961         334,764             92,961
         Other taxation and social security costs            48,489         18,473          48,489             18,473
         Other creditors                                    228,209      6,472,264         228,209          6,472,264
         Accruals and deferred income                       579,665         36,918         578,365             36,918
                                                         ----------      ---------       ---------          ---------
                                                          1,191,127      6,620,616       1,189,827          6,620,616
                                                         ==========      =========       =========          =========

         Included within other creditors is (pound)228,209 (2000:
         (pound)6,037,472) due to the Prisma iVentures group which has been recategorised as a result of the events indicated in note 20.


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Baker Tilly                                                              Page 14

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


                                                                                             Group and Company
11       SHARE CAPITAL                                                                       2001            2000
                                                                                          (pound)          (pound)
         Authorised:
         1,000,000 ordinary shares of 10p each                                            100,000           1,000
         1,000,000 preference shares of 10p each                                          100,000               -
                                                                                         --------        --------
                                                                                          200,000           1,000

                                                                                         ========        ========
         Allotted, called up and fully paid:
         148,000 ordinary shares of 10p each                                               14,800               2

                                                                                         ========        ========

         During the year, the company passed an ordinary resolution sub-dividing each ordinary share of (pound)1 into 10 ordinary shares of (pound)0.10 each and then increasing its authorised share capital from (pound)1,000 to (pound)200,000 by the creation of 990,000 ordinary shares of (pound)0.10 each and 1,000,000 preference shares of (pound)0.10 each.

         During the year, the company allotted 42,990 ordinary shares of (pound)0.10 each at (pound)11.405 per share and 104,990 ordinary shares of (pound)0.10 each at (pound)131.80 per share for cash consideration.



                                                                                              Group and Company
12       SHARE PREMIUM ACCOUNT                                                               2001            2000
                                                                                          (pound)          (pound)

         Premium on shares issued during the year                                      14,314,150               -

                                                                                       ----------        --------
         31 December 2001                                                              14,314,150               -

                                                                                       ==========        ========



                                                                  Group                           Company
13       PROFIT AND LOSS ACCOUNT                             2001            2000           2001             2000
                                                          (pound)         (pound)        (pound)          (pound)

         1 December 2001                                 (750,454)              -       (750,454)               -
         Loss for the financial year                   (3,731,610)       (750,454)    (3,711,572)        (750,454)

                                                       ----------        --------     ----------         --------
         31 December 2001                              (4,482,064)       (750,454)    (4,462,026)        (750,454)

                                                       ==========        ========     ==========         ========

         As permitted by Section 230 of the Companies Act 1985 the profit and loss account of the company is not presented with these financial statements.


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Baker Tilly                                                              Page 15

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


                                                                     Group                        Company
14       RECONCILIATION OF MOVEMENT IN                        2001           2000            2001            2000
         SHAREHOLDERS' FUNDS                               (pound)        (pound)         (pound)         (pound)

         Loss for the financial year                    (3,731,610)      (750,454)     (3,711,572)       (750,454)
         New share capital subscribed                   14,328,948              2      14,328,948               2

                                                        ----------       --------      ----------        --------
         Net addition/(reduction) to
         shareholders' funds                            10,597,338       (750,452)     10,617,376        (750,452)
         Opening shareholders' funds                      (750,452)             -        (750,452)              -

                                                        ----------       --------      ----------        --------
         Closing shareholders' funds                     9,846,886       (750,452)      9,866,924        (750,452)

                                                        ==========       ========      ==========        ========


15       COMMITMENTS UNDER OPERATING LEASES

         At 31 December 2001 the company had annual commitments under non-cancellable operating leases as follows:

                                                                                            2001             2000
                                                                                         (pound)          (pound)
         Land and buildings
            expiring in two to five years                                                 83,333           83,333

                                                                                         =======          =======

16       PENSION COMMITMENTS

         The group operates a defined contribution pension scheme whose assets are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group and amounted to (pound)15,059 (2000: (pound)Nil).


17          CASH FLOWS
                                                                                                     Period from
                                                                                      Year ended    15 May to 31
                                                                                     31 December        December
                                                                      Cumulative            2001            2000
                                                                         (pound)         (pound)         (pound)
a           Reconciliation of operating loss to net cash flow
            from operating activities

            Operating loss                                            (3,956,305)     (3,257,308)       (698,997)
            Depreciation                                                  33,798          29,940           3,858
            Amortisation                                                 190,439         185,374           5,065
            Increase in debtors                                          (52,744)        (44,784)         (7,960)
            Increase/(decrease) in creditors                             782,880      (5,837,736)      6,620,616

                                                                      ----------      ----------       ---------
            Net cash (outflow)/inflow from operating activities       (3,001,932)     (8,924,514)      5,922,582

                                                                      ==========      ==========       =========



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Baker Tilly                                                              Page 16

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------


17        CASH FLOWS (continued)                                                                     Period from
                                                                                      Year ended    15 May to 31
                                                                                     31 December        December
                                                                      Cumulative            2001            2000
                                                                         (pound)         (pound)         (pound)
b         Analysis of cash flows for headings netted in the cash
          flow

          Interest received                                              225,383         160,643          64,740
          Interest paid                                                 (751,142)       (634,945)       (116,197)

                                                                      ----------      ----------      ----------
          Net cash outflow from returns on investments and
          servicing of finance                                          (525,759)       (474,302)        (51,457)

                                                                      ==========      ==========      ==========

          Purchase of tangible fixed assets                             (237,221)       (119,188)       (118,033)
          Purchase of intangible fixed assets                         (6,014,949)     (3,788,818)     (2,226,131)

                                                                      ----------      ----------      ----------
          Net cash outflow from capital expenditure and financial
          investment                                                  (6,252,170)     (3,908,006)     (2,344,164)

                                                                      ==========      ==========      ==========
          Financing
          Share issue proceeds                                        14,328,950      14,328,948               2

                                                                      ----------      ----------      ----------
          Net cash inflow from financing                              14,328,950      14,328,948               2

                                                                      ==========      ==========      ==========

                                                                               At                          At 31
                                                                        1 January                       December
                                                                             2001       Cash flow           2001
c          Analysis of net funds                                          (pound)         (pound)        (pound)

           Cash in hand, at bank                                        3,526,963       1,022,126      4,549,089

                                                                      ==========      ==========      ==========


18       CAPITAL COMMITMENTS

         The company has entered a legal agreement with Interactive Systems Worldwide Inc. to pay quarterly, to the 15 February 2014, varying amounts totalling $247.5m ((pound)160.6m) in respect of license agreements for an exclusive license to exploit certain patents and technical information, relating to wagering and contests on sporting events.

         The status of this agreement is under review.

19       CONTROLLING PARTIES

         The company's parent company is Prisma iVentures Limited, a company incorporated in the United Kingdom.

         The company's ultimate controlling party is Kirch Media GmbH and Co
         KGaA.

         As noted below in note 20, the company's ultimate controlling party and the company's parent company changed on 31 July 2002 to Interactive Systems Worldwide Inc., a company incorporated in the United States.

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Baker Tilly                                                              Page 17

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------

20       POST BALANCE SHEET EVENTS

         On 31 July 2002, all of the outstanding share capital of the company was acquired by Interactive Systems Worldwide Inc., a publicly quoted company which trades on the NASDAQ Exchange and is incorporated in the United States. Interactive Systems Worldwide Inc. is the company's licensor of certain patented technology. The company paid Interactive Systems Worldwide, Inc. approximately (pound)3.5 million and (pound)1.8 million in license fees during the years ended 31 December 2001 and 2000 respectively.

21 RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

         The financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"). These accounting policies differ from accounting principles generally accepted in the United States of America ("US GAAP"). The material variations in accounting principles that are relevant in these financial statements primarily relate to the accounting for license costs paid to Interactive Systems Worldwide Inc. ("ISWI"), recording the value of the warrant to purchase ISWI common stock received from ISWI in connection with the signing of the license agreement, capitalization of organization costs and the recording of purchased goodwill. Under UK GAAP, license costs relating to the interactive wagering technology are capitalized as an intangible asset. Amortisation is provided for at rates calculated to write off the costs over the expected useful life once the technology has been launched. Under US GAAP, these license fees paid would have been written off in the year in which they were incurred as costs of start-up activities. In connection with signing of the license agreement, the Company received a warrant to purchase 426,087 shares of ISWI's common stock. The value of the warrant using the Black-Scholes option pricing model at the time of the issuance was (pound)922,726. Under UK GAAP, the value of the warrant has not been recorded. Under US GAAP, the value of the warrant is recorded as deferred income and amortised on a straight-line basis over the life of the license agreement as a reduction of the license fees incurred. Certain organization costs were capitalized in the year in which they were incurred. In accordance with UK GAAP, these costs were written off in the year in which they were no longer considered to have a value. Under US GAAP, these organization costs would have been written off in the year incurred. Under UK GAAP, certain goodwill related to the transfer of assets into the Company from an entity under common control were capitalized and are amortised evenly over the period over which the goodwill is effective. Under US GAAP, the transfer of assets from an entity under common control would not result in purchased goodwill and therefore no amortization of goodwill would be required.

         The effect of the US GAAP adjustments on the loss for the year ended December 31, 2001, the period May 1, 2000 (inception) to December 31, 2000 and the period May 1, 2000 (inception) to December 31, 2001, as well as the effect on shareholder's equity as at December 31, 2001 and 2000 are summarized below:

                                                                     Cumulative             2001           2000
                                                                        (pound)          (pound)        (pound)
Net loss as shown in the financial statements                         (4,482,064)    (3,731,610)      (750,454)
Items having the effect of decreasing reported loss
      Recognise value of warrant over term of agreement                  115,339         65,908         49,431
      Reverse amortisation of goodwill                                    12,375          9,900          2,475
Items having the effect of increasing reported loss
      Expense license fees paid to ISWI which were capitalised        (5,285,847)    (3,686,840)    (1,599,007)
      Write-off start up costs during year incurred                            0        175,474       (175,474)
Net loss according to accounting principles generally accepted
      in the United States of America                                ------------   -----------    -----------
                                                                      (9,640,197)    (7,167,168)    (2,473,029)
                                                                     ===========    ===========    ===========

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Baker Tilly                                                              Page 18

Global Interactive Gaming Limited
NOTES TO THE FINANCIAL STATEMENTS
for the years ended 31 December 2001 and 2000
-------------------------------------------------------------------------------

                                                                                            2001          2000
                                                                                         (pound)        (pound)
Shareholders funds as shown in the financial statements                               9,846,886       (750,452)

Items having the effect of increasing (decreasing) shareholders funds
Unamortised license fees                                                             (5,285,847)     (1,599,007)
Unamortised goodwill                                                                   (185,597)       (195,497)
Warrant value recognised                                                                115,339          49,431
                                                                                   -------------    -----------

Shareholders funds according to generally accepted accounting
      principles in the United States of America                                       4,490,781     (2,495,525)
                                                                                   -------------    -----------


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Baker Tilly                                                              Page 19